                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                               Michael K. Farrell
                      Chairman of the Board, President and
                             Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the Marquis Portfolios variable annuity contracts (File No. 333-______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January, 2012.


                                                    /s/ Michael K. Farrell
                                              ----------------------------------
                                                    Michael K. Farrell

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Norse N. Blazzard
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Norse N. Blazzard, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the Marquis Portfolios variable annuity contracts (File No. 333-______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of January, 2012.


                                                    /s/ Norse N. Blazzard
                                              ----------------------------------
                                                    Norse N. Blazzard

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Robert L. Davidow
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Davidow, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the Marquis Portfolios variable annuity contracts (File No. 333-______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January, 2012.


                                                    /s/ Robert L. Davidow
                                              ----------------------------------
                                                    Robert L. Davidow

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                               Elizabeth M. Forget
                      Director and Executive Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael
K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the Marquis Portfolios variable annuity contracts (File No. 333-______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January, 2012.


                                                    /s/ Elizabeth M. Forget
                                              ----------------------------------
                                                    Elizabeth M. Forget

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                  George Foulke
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the Marquis Portfolios variable annuity contracts (File No. 333-______] issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of January, 2012.


                                                    /s/ George Foulke
                                              ----------------------------------
                                                    George Foulke

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                               Richard A. Hemmings
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Hemmings, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the Marquis Portfolios variable annuity contracts (File No. 333-______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of January, 2012.


                                                    /s/ Richard A. Hemmings
                                              ----------------------------------
                                                    Richard A. Hemmings

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                 Jay S. Kaduson
                           Director and Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the Marquis Portfolios variable annuity contracts (File No. 333-______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of January, 2012.


                                                    /s/ Jay S. Kaduson
                                              ----------------------------------
                                                    Jay S. Kaduson

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Lisa S. Kuklinski
                           Director and Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Lisa S. Kuklinski, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the Marquis Portfolios variable annuity contracts (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of January, 2012.


                                                    /s/ Lisa S. Kuklinski
                                              ----------------------------------
                                                    Lisa S. Kuklinski

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                               Richard C. Pearson
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the Marquis Portfolios variable annuity contracts (File No. 333-______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 2012.


                                                    /s/ Richard C. Pearson
                                              ----------------------------------
                                                    Richard C. Pearson

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                 Thomas A. Price
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas A. Price, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the Marquis Portfolios variable annuity contracts (File No. 333-______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January, 2012.


                                                    /s/ Thomas A. Price
                                              ----------------------------------
                                                    Thomas A. Price

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Thomas J. Skelly
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas J. Skelly, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the Marquis Portfolios variable annuity contracts (File No. 333-______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of January, 2012.


                                                    /s/ Thomas J. Skelly
                                              ----------------------------------
                                                    Thomas J. Skelly

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                             Robert E. Sollmann, Jr.
                      Director and Executive Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Robert E. Sollmann, Jr., a Director and Executive Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael
K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the Marquis Portfolios variable annuity contracts (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January, 2012.


                                                    /s/ Robert E. Sollmann, Jr.
                                              ----------------------------------
                                                    Robert E. Sollmann, Jr.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Paul A. Sylvester
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Sylvester, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the Marquis Portfolios variable annuity contracts (File No. 333-______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January, 2012.


                                                    /s/ Paul A. Sylvester
                                              ----------------------------------
                                                    Paul A. Sylvester

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Jeffrey A. Tupper
                      Director and Assistant Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director and Assistant Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael
K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the Marquis Portfolios variable annuity contracts (File No. 333-______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of January, 2012.


                                                    /s/ Jeffrey A. Tupper
                                              ----------------------------------
                                                    Jeffrey A. Tupper

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                 James J. Reilly
                             Vice President-Finance

     KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Vice President-Finance of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the Marquis Portfolios variable annuity contracts (File No. 333-______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January, 2012.


                                                    /s/ James J. Reilly
                                              ----------------------------------
                                                    James J. Reilly